UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 18, 2013

RANGEFORD RESOURCES, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-54306	777-116182
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

5215 N. O’Connor Boulevard, Suite 1820, Irving, TX	75039
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (970) 218

8541 North Country Road 11, Wellington, CO 80549
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Section 4 – Matters Related to Accountants and Financial Statements

Item 4.01  Changes in Registrant's Certifying Accountant

Previous Independent Registered Public Accounting Firm

1.

Effective as of December 9, 2013, Chapman, Hext & Co., P.C. ("Chapman") ceased providing their accounting and auditing services to us.  On December 18, 2013, we received a letter from Chapman formally resigning as our independent registered public accounting firm.

2.

We engaged Chapman as our independent registered public accounting firm on February 4, 2013 and therefore, they have not issued any reports on our consolidated financial statements.

3.

Our board of directors discussed the resignation with Chapman and accepted such resignation.

4.

During our two most recent fiscal years and any subsequent interim period preceding the resignation on December 18, 2013, (a) there were no disagreements between us and Chapman on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of Chapman, would have caused Chapman to make reference to the subject matter of the disagreement(s) in connection with its report and (b) there were no "reportable events" as described in Item 304(a)(1)(v) of Regulation S-K.

5.

We provided Chapman with a copy of the disclosures we are making in this Form 8-K in response to this Item 4.01.  We have also requested Chapman to furnish us with a letter addressed to the Securities and Exchange Commission stating whether or not Chapman agrees with the statements we made and, if not, stating the respects in which it does not agree.  A copy of Chapman's letter is attached as Exhibit 16.1 to this Form 8-K.

New Independent Registered Public Accounting Firm

On December 23, 2013, we retained Malone Bailey LLP ("Malone") as our new independent registered public accounting firm.  During the fiscal years ended December 31, 2012 and 2011, nor during any subsequent interim period through the date we engaged Malone, have we consulted with Malone regarding any of the following:

1.

The application of accounting principles to a specific transaction, either completed or proposed;

2.

The type of audit opinion that might be rendered on our consolidated financial statements, and none of the following was provided to us: (a) a written report or (b) oral advice that Malone concluded was an important factor considered by us in reaching a decision as to accounting, auditing or financial reporting issue; or

3.

Any matter that was the subject of a disagreement between us and our former auditor, Chapman or a reportable event, as such terms are defined in Item 304(a)(1)(iv) and (v), respectively, of Regulation S-K.

Section 9 - Financial Statements and Exhibits

Item 9.01  Exhibits

Exhibit No.	Description
16.1	Letter from Chapman, Hext & Co., P.C.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 26, 2013	Rangeford Resources, Inc.

	By:	/s/ Colin Richardson
Colin Richardson, President

Exhibit 16.1

December 24, 2013

U.S. Securities and Exchange Commission

Office of the Chief Accountant

100 F Street, NE

Washington, DC 20549

Re: Rangeford Resources, Inc.

File No. 000-54306

Dear Sir or Madam:

We have read Item 4.01 of Form 8-K of Rangeford Resources, Inc. dated December 24, 2013, and agree with the statements concerning our Firm contained therein.

Very truly yours,

/s/ CHAPMAN, HEXT & CO., P.C.

Richardson, TX

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